SCUDDER GLOBAL FUND, INC.


                                                345 Park Avenue (at 51st Street)
                                                        New York, New York 10154
                                                                  (800) 225-2470
                                                                October 24, 1995


To the Shareholders:

     A Special Meeting of Shareholders of Scudder Global Fund, Inc. (the "Corporation"), consisting of Scudder Emerging Markets Income Fund, Scudder Global Fund, Scudder Global Small Company Fund, Scudder International Bond Fund and Scudder Short Term Global Income Fund (the "Funds"), is to be held at 9:45 a.m., eastern time, on Wednesday, December 6, 1995, at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154. Shareholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement regarding the meeting, a proxy card for your vote at the meeting and an envelope--postage prepaid--in which to return your proxy card are enclosed.

     At the Special Meeting the shareholders of each Fund will elect Directors of the Corporation and consider the ratification of the selection of Coopers & Lybrand L.L.P.as the Funds' independent accountants.


     The shareholders of Scudder Short Term Global Income Fund will consider a change to the name, investment objective and certain investment policies of the Fund. These changes are proposed to address changes in the climate for short-term global fixed-income investing. Scudder Short Term Global Income Fund commenced operations on March 1, 1991, during an investment climate which was highly favorable to limited maturity foreign bond and money market investments. In many parts of the world during this period, limited maturity foreign fixed income investments provided double-digit or near double-digit yields, which were well above U.S. short-term bond and money market rates. At the same time, these instruments generally provided a relatively high level of principal stability. Since 1991, however, the investment environment for this type of mutual fund has changed considerably. The Fund's Directors and investment adviser believe that these proposed changes are in the best long-term interests of the shareholders.


     In addition, the shareholders present will hear a report on each Fund. There will be an opportunity to discuss matters of interest to you as a shareholder.

     Your Fund's Directors recommend that you vote in favor of each of the foregoing matters.

                                                           Respectfully,


                                                           /s/Edmond D. Villani
                                                           Edmond D. Villani
                                                           Chairman of the Board

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SHAREHOLDERS  ARE  URGED TO SIGN  THE  PROXY  CARD  AND MAIL IT IN THE  ENCLOSED
POSTAGE PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.
-------------------------------------------------------------------------------

                               SCUDDER GLOBAL FUND, INC.

                       Notice of Special Meeting of Shareholders

To the Shareholders of
Scudder Global Fund, Inc.:

     Please take notice that a Special Meeting of Shareholders of Scudder Global Fund, Inc. (the "Corporation"), consisting of Scudder Emerging Markets Income
Fund, Scudder Global Fund, Scudder Global Small Company Fund, Scudder International Bond Fund and Scudder Short Term Global Income Fund (the "Funds"), has been called to be held at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154 on Wednesday, December 6, 1995, at 9:45 a.m., eastern time, for the following purposes:

For Shareholders of all Funds:

     (1) To elect eight Directors to hold office until their respective successors shall have been duly elected and qualified;

     (2) To ratify or reject the action taken by the Board of Directors in selecting Coopers & Lybrand L.L.P. as independent accountants for the fiscal year ending June 30, 1996 for Scudder Global Fund and Scudder International Bond Fund, and the fiscal year ending October 31, 1996 for Scudder Emerging Markets Income Fund, Scudder Global Small Company Fund and Scudder Short Term Global Income Fund.

For Shareholders of Scudder Short Term Global Income Fund only:

     (3) To approve or disapprove a change to the name, investment objective and certain investment policies of the Fund.

     The appointed proxies will vote on any other business as may properly come before the meeting or any adjournments thereof.

     Holders of record of shares of capital stock of the Funds at the close of business on October 11, 1995 are entitled to vote at the meeting and any adjournments thereof.

                                             By Order of the Board of Directors,
October 24, 1995                             THOMAS F. MCDONOUGH, Secretary


-------------------------------------------------------------------------------
IMPORTANT--We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card may save the Corporation the necessity and expense of further solicitations to ensure a quorum at the Special Meeting. If you can attend the meeting and wish to vote your shares in person at that time, you will be able to do so.
-------------------------------------------------------------------------------

                            SCUDDER GLOBAL FUND, INC.
                                 345 PARK AVENUE

                            NEW YORK, NEW YORK 10154

                                 PROXY STATEMENT


-------------------------------------------------------------------------------
                                    Proposals

     For Shareholders of all Funds:

     (1) Election of Directors...........................................Page 2

     (2) Ratification or rejection of independent accountants.......... Page 10

     For Shareholders of Scudder Short Term Global Income Fund only:

     (3) Approval or disapproval of a change to the name,
         investment  objective and certain investment policies
         of the Fund....................................................Page 10
-------------------------------------------------------------------------------


                                     General

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Scudder Global Fund, Inc. (the "Corporation") for use at the Special Meeting of Shareholders of Scudder Emerging Markets Income Fund, Scudder Global Fund, Scudder Global Small Company Fund, Scudder International Bond Fund and Scudder Short Term Global Income Fund (the "Funds"), to be held at the offices of Scudder, Stevens & Clark, Inc. ("Scudder"), 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Wednesday, December 6, 1995 at 9:45 a.m., eastern time, and at any adjournments thereof (collectively, the "Meeting").

     This Proxy Statement, the Notice of Special Meeting of Shareholders and the proxy card are first being mailed to shareholders on or about October 24, 1995, or as soon as practicable thereafter. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each proposal referred to in the Proxy Statement. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary of the Corporation at the principal executive office of the Corporation, 345 Park Avenue, New York, New York 10154) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Corporation.

     The presence at any shareholders' meeting, in person or by proxy, of shareholders entitled to cast a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Funds from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

     Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for proposal (1) which requires the approval of a plurality of shares at the Meeting, and proposals (2) and (3), each of which requires the approval of a majority of shares voting at the Meeting.

     Shareholders may only vote on matters which concern the Fund or Funds in which they hold shares. Proposals (1) and (2) relate to the Corporation of which the Funds are a part. In the case of proposals on behalf of the Corporation, shares of all Funds in the Corporation will vote together. Holders of record of the shares of capital stock of the Funds at the close of business on October 11, 1995 (the "Record Date"), will be entitled to one vote per share on all business of the Meeting and any adjournments thereof. Shares of the Funds outstanding on the Record Date were as follows:

                    Fund                                  Shares
                    ----                                  ------
     Scudder Emerging Markets Income Fund               15,710,638
     Scudder Global Fund                                45,998,173
     Scudder Global Small Company Fund                  14,573,623
     Scudder International Bond Fund                    70,752,679
     Scudder Short Term Global Income Fund              34,571,407


     The Funds provide periodic reports to all shareholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the annual report for Scudder
Emerging Markets Income Fund, Scudder Global Small Company Fund and Scudder Short Term Global Income Fund for the fiscal year ended October 31, 1994 or for Scudder Global Fund and Scudder International Bond Fund for the fiscal year ended June 30, 1995, without charge, by calling (800) 225-2470 or writing the Funds at P.O. Box 2291, Boston, Massachusetts 02107-2291.

                            (1) ELECTION OF DIRECTORS

     Persons named on the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies in favor of the election of the nominees listed below as Directors of the Corporation to serve until their successors are duly elected and qualified. All nominees have consented to stand for election and to serve if elected. If a nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace such nominee. The Board of Directors recommends that the shareholders vote in favor of the election of the nominees listed below.

Information Concerning Nominees

     The following table sets forth certain information concerning each of the nominees as a Director of the Corporation. With the exception of Ms. Bolton, each of the nominees is now a Director of the Corporation. Unless otherwise noted, each of the nominees has engaged in the principal occupation or employment listed in the following table for more than five years, but not necessarily in the same capacity.

                                Present Office with the
                            Corporation, if any; Principal                          Shares
                               Occupation or Employment          Year First      Beneficially
                             and Directorships in Publicly        Became a         Owned on         Percent
   Name (Age)                       Held Companies                Director    August 31, 1995(1)   of Class
   ----------                       --------------                --------    ------------------   --------
Edmond D. Villani         Chairman  of the Board;  President        1991      Emerging Markets      less than
  (48)*#                  and Managing  Director of Scudder,                  Income Fund: 5,756    1/4 of 1%
                          Stevens & Clark,  Inc. Mr. Villani
                          serves  on the board of a total of                  Global Fund:          less than
                          15 funds managed by Scudder.                        41,712(2)             1/4 of 1%

                                                                              Global Small          less than
                                                                              Company Fund:         1/4 of 1%
                                                                              24,530(3)

                                                                              International Bond    less than
                                                                              Fund: 14,358          1/4 of 1%

                                                                              Short Term Global     less than
                                                                              Income Fund: 1,331    1/4 of 1%

Nicholas Bratt            President,     Scudder    Emerging        1986      Emerging Markets      less than
  (47)*#                  Markets   Income   Fund,   Scudder                  Income Fund:          1/4 of 1%
                          Global Small Company Fund, Scudder                  16,959(4)
                          International    Bond   Fund   and
                          Scudder  Short Term Global  Income                  Global Fund:          less than
                          Fund;    Managing    Director   of                  36,642(5)             1/4 of 1%
                          Scudder, Stevens & Clark, Inc. Mr.
                          Bratt  serves  on the  board  of a                  Global Small          less than
                          total  of  14  funds   managed  by                  Company Fund:         1/4 of 1%
                          Scudder.                                            1,763

Daniel Pierce (61)*       Vice  President;  Chairman  of the        1993      Emerging Markets      less than
                          Board  and  Managing  Director  of                  Income Fund:          1/4 of 1%
                          Scudder,  Stevens  & Clark,  Inc.;                  11,158(6)
                          Director,  Fiduciary Trust Company
                          (bank  and  trust   company)   and                  Global Small          less than
                          Fiduciary   Company   Incorporated                  Company Fund:         1/4 of 1%
                          (bank  and  trust  company).   Mr.                  21,200(7)
                          Pierce  serves  on the  board of a
                          total  of  49  funds   managed  by                  International Bond    less than
                          Scudder.                                            Fund: 13,362          1/4 of 1%

                                                       3

                                Present Office with the
                            Corporation, if any; Principal                          Shares
                               Occupation or Employment          Year First      Beneficially
                             and Directorships in Publicly        Became a         Owned on         Percent
   Name (Age)                       Held Companies                Director    August 31, 1995(1)   of Class
   ----------                       --------------                --------    ------------------   --------

Paul Bancroft III         Venture  Capitalist and Consultant        1986      Global Fund: 10,493   less than
  (65)                    (1988  until   present);   Retired                                        1/4 of 1%
                          President, Chief Executive Officer
                          and Director,  Bessemer Securities
                          Corp.      (private     investment
                          company);     Director:     Albany
                          International, Inc. (paper machine
                          belt manufacturer), Western Atlas,
                          Inc. (diversified oil services and
                          industrial automation company) and
                          Measurex  Corp.  (process  control
                          systems  company).   Mr.  Bancroft
                          serves  on the board of a total of
                          15 funds managed by Scudder.

Sheryle J. Bolton         Consultant;  President  and  Chief         --                --               --
  (49)                    Operating   Officer,   Physicians'
                          Online,      Inc.      (electronic
                          transmission      of      clinical
                          information     for    physicians)
                          (1994-95);      Member,     Senior
                          Management Team, Rockefeller & Co.
                          (1990-93).

Thomas J. Devine          Consultant.  Mr.  Devine serves on        1986      Global Fund:          less than
  (68)                    the  board  of a total of 17 funds                  3,303(8)              1/4 of 1%
                          managed by Scudder.

William H.                President, The Japan Society, Inc.        1990      Global Fund: 1,917    less than
Gleysteen, Jr. (69)       Mr.  Gleysteen serves on the board                                        1/4 of 1%
                          of a total of 12 funds  managed by
                          Scudder.                                            Global Small          less than
                                                                              Company Fund:         1/4 of 1%
                                                                              1,372

William H. Luers          President, The Metropolitan Museum        1990      Global Fund: 699      less than
  (66)                    of Art; Director, IDEX Corporation                                        1/4 of 1%
                          (liquid     handling     equipment
                          manufacturer),    Wickes    Lumber                  International Bond    less than
                          Company  (building  materials  for                  Fund: 368             1/4 of 1%
                          contractors).  Mr. Luers serves on
                          the  board  of a total of 10 funds
                          managed by Scudder.


                                                       4

                                                 Sole         Shared      Sole voting
                                              investment    investment       but no
                                              and voting    and voting     investment                Percent
 All Directors and Officers as a group           power         power        power(9)       Total     of Class
                                                 -----         -----        --------       -----     --------
 Scudder Emerging Markets Income Fund             9,449        16,551        349,349      375,349      2.43%
 Scudder Global Fund                             41,337         7,273        735,050      783,660      1.72%
 Scudder Global Small Company Fund               12,818         8,304        361,332      382,454      2.69%
 Scudder International Bond Fund                 14,726            44        178,140      192,910    less than
                                                                                                        1%
 Scudder Short Term Global Income Fund            2,076         2,496         70,410       74,982    less than
                                                                                                        1%

*    Directors considered by the Corporation and its counsel to be persons who are "interested persons" (which as used in this Proxy  Statement  is as defined in the  Investment  Company Act of 1940,  as amended (the
     "1940 Act")) of the  Corporation or of the Funds'  investment  adviser,  Scudder,  Stevens & Clark,  Inc.
     Messrs. Bratt, Pierce and Villani are deemed to be "interested persons" because of their affiliation with the Funds' investment adviser, or because they are officers of the Funds or both.

#    Messrs. Bratt and Villani are members of the Executive Committee of the Corporation.

(1)  The  information as to beneficial  ownership is based on statements  furnished to the  Corporation by the nominees  and  Directors.  Unless  otherwise  noted,  beneficial  ownership  is based on sole  voting and investment power.

(2)  Mr.  Villani's  total in Global Fund includes  3,023 shares owned by members of his family as to which he shares investment and voting power and 19,164 shares held with sole investment but no voting power.

(3)  Mr.  Villani's total in Global Small Company Fund includes 15,715 shares held with sole investment but no voting power.

(4)  Mr.  Bratt's total in Emerging  Markets Income Fund includes 408 shares owned by members of his family as to which he shares investment and voting power.

(5)  Mr. Bratt's shares of Global Fund are held with sole investment but no voting power.

(6)  Mr. Pierce's total in Emerging Markets Income Fund includes 9,124 shares held with sole investment but no voting power.

(7)  Mr.  Pierce's total in Global Small Company Fund includes 166 shares owned by members of his family as to which he shares  investment  and voting power,  5,237 shares held in a fiduciary  capacity as to which he shares investment and voting power and 15,052 shares held with sole investment but no voting power.

(8)  Mr.  Devine's  total  shares of Global  Fund are owned by members of his family as to which he  disclaims beneficial ownership.

(9)  Shares held with sole voting but no investment  power are shares held in profit  sharing and 401(k) plans for which Jerard K. Hartman  serves as trustee.

     Certain accounts for which Scudder acts as investment adviser owned 1,518,776 shares in the aggregate or 9.85% of the outstanding shares of Emerging Markets Income Fund on August 31, 1995. Scudder may be deemed to be the beneficial owner of such shares but disclaims any beneficial ownership in such shares.

     Certain accounts for which Scudder acts as investment adviser owned 1,637,997 shares in the aggregate or 11.51% of the outstanding shares of Global Small Company Fund on August 31, 1995. Scudder may be deemed to be the beneficial owner of such shares but disclaims any beneficial ownership in such shares.

     Certain accounts for which Scudder acts as investment adviser owned 1,808,034 shares in the aggregate or 5.03% of the outstanding shares of Short Term Global Income Fund on August 31, 1995. Scudder may be deemed to be the beneficial owner of such shares but disclaims any beneficial ownership in such shares.

     As of August 31, 1995, 2,630,976 shares in the aggregate or 17.07% of the outstanding shares of the Emerging Markets Income Fund, were held in the name of Charles Schwab & Company, 101 Montgomery Street, San Francisco, CA 94104-4122, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of August 31, 1995, 3,446,303,938 shares in the aggregate or 7.57% of the outstanding shares of the Global Fund, were held in the name of Charles Schwab & Company, 101 Montgomery Street, San Francisco, CA 94104-4122, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of August 31, 1995, 1,637,997 shares in the aggregate or 11.51% of the outstanding shares of the Global Small Company Fund, were held in the name of Charles Schwab & Company, 101 Montgomery Street, San Francisco, CA 94104-4122, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of August 31, 1995, 8,626,684 shares in the aggregate or 11.67% of the outstanding shares of the International Bond Fund, were held in the name of Charles Schwab & Company, 101 Montgomery Street, San Francisco, CA 94104-4122, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of August 31, 1995, 10,706,792 shares in the aggregate or 14.48% of the outstanding shares of the International Bond Fund, were held in the name of Northern Trust Company, P.O. Box 92956, Mutual Funds, Chicago, Illinois 60675-0001, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of August 31, 1995, 1,836,263 shares in the aggregate or 5.11% of the outstanding shares of the Short Term Global Income Fund, were held in the name of Charles Schwab & Company, 101 Montgomery Street, San Francisco, CA 94104-4122, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     Except as noted above, to the best of each Fund's knowledge, as of August 31, 1995, no other person owned beneficially more than 5% of any of the Fund's outstanding shares.

Committees of the Board--Board Meetings

     The Board of Directors met four times during the fiscal year ended October 31, 1994 for Scudder Global Small Company Fund and Scudder Short Term Global Income Fund, and five times for Scudder Emerging Markets Income Fund.


     The Board of Directors met four times during the fiscal year ended June 30, 1995 for Scudder International Bond Fund and five times for Scudder Global Fund. Each Director attended at least 75% of the total number of regular meetings of the Board of Directors and all Committees of the Board on which they served as regular members, except Mr. Bratt who attended 64.3% of the meetings of the Board of Directors and related committees on which he serves for Scudder Global Fund, and 63.6% of the meetings for Scudder Global Small Company Fund and Mr. Pierce who attended 66.7% of the meetings for Scudder Emerging Markets Income Fund.

     The Directors, in addition to an Executive Committee, have an Audit Committee, a Valuation Committee and a Special Nominating Committee. The Executive and Valuation Committees consist of regular members, allowing alternates.

Audit Committee


     The Directors have an Audit Committee, consisting of Messrs. Bancroft, Devine, Gleysteen, Luers and Stone, those Directors who are not interested persons of the Funds or of Scudder (the "Non-Interested Directors") as defined in the 1940 Act. The Audit Committee met twice during the fiscal year ended October 31, 1994 for Scudder Emerging Markets Income Fund, Scudder Global Small Company Fund and Scudder Short Term Global Income Fund and twice during the fiscal year ended June 30, 1995 for Scudder Global Fund and Scudder International Bond Fund to review with management and the independent accountants, among other things, the scope of the audit and the controls of the Funds and their agents, to review and approve in advance the type of services to be rendered by independent accountants, to recommend the selection of independent accountants for the Funds to the Directors for approval and in general to consider and report to the Directors on matters regarding the Funds' accounting and bookkeeping practices.


Nominating Committee

     The Directors have a Special Nominating Committee, consisting of the Non-Interested Directors. The Committee is charged with the duty of making all nominations of Non-Interested Directors. Shareholders' recommendations as to nominees received by management are referred to the Committee for its consideration and action. The Committee met four times during the fiscal year ended October 31, 1994 for Scudder Emerging Markets Income Fund, Scudder Global Small Company Fund and Scudder Short Term Global Income Fund. The Committee met three times during the fiscal year ended June 30, 1995 for Scudder Global Fund and Scudder International Bond Fund. The Committee most recently met on September 6, 1995 to consider and to nominate the nominees set forth above.

Honorary Director

     Robert W. Lear serves as an Honorary Director of the Corporation. Honorary Directors are invited to attend all Board meetings and to participate in Board discussions, but are not entitled to vote on any matters presented to the Board.

Executive Officers

     In addition to Messrs. Bratt, Pierce and Villani, Directors who are also Officers of the Corporation, the following persons are Executive Officers of the
Corporation:

                                         Present Office with the Corporation;              Year First
        Name (Age)                      Principal Occupation or Employment(1)        Became an Officer (2)
        ----------                      -------------------------------------        ---------------------
 William E. Holzer (46)              President Scudder Global Fund; Managing                  1989
                                     Director of Scudder, Stevens & Clark, Inc.
 Carol L. Franklin (42)              Vice President Scudder Global Small Company              1991
                                     Fund; Managing Director of Scudder, Stevens
                                     & Clark, Inc.

                                                     7

                                         Present Office with the Corporation;              Year First
        Name (Age)                      Principal Occupation or Employment(1)        Became an Officer (2)
        ----------                      -------------------------------------        ---------------------

 Jerard K. Hartman (62)              Vice President; Managing Director of                     1986
                                     Scudder, Stevens & Clark, Inc.
 Thomas W. Joseph (56)               Vice President; Principal of Scudder,                    1986
                                     Stevens & Clark, Inc.
 Douglas M. Loudon (51)              Vice President; Managing Director of                     1987
                                     Scudder, Stevens & Clark, Inc.
 Gerald J. Moran (56)                Vice President; Principal of Scudder,                    1991
                                     Stevens & Clark, Inc.
 Cornelia M. Small (51)              Vice President; Managing Director of                     1989
                                     Scudder, Stevens & Clark, Inc.
 Thomas F. McDonough (48)            Vice President and Secretary; Principal of               1986
                                     Scudder, Stevens & Clark, Inc.
 Pamela A. McGrath (41)              Vice President and Treasurer; Principal of               1990
                                     Scudder, Stevens & Clark, Inc.
 David S. Lee (61)                   Vice President and Assistant Treasurer;                  1986
                                     Managing Director of Scudder, Stevens &
                                     Clark, Inc.
 Edward J. O'Connell (50)            Vice President and Assistant Treasurer;                  1986
                                     Principal of Scudder, Stevens & Clark, Inc.
 Juris Padegs (63)                   Vice President and Assistant Secretary;                  1986
                                     Managing Director of Scudder, Stevens &
                                     Clark, Inc.
 Kathryn L. Quirk (42)               Vice President and Assistant Secretary;                  1986
                                     Managing Director of Scudder, Stevens &
                                     Clark, Inc.
 Coleen Downs Dinneen (34)           Assistant Secretary; Vice President of                   1992
                                     Scudder, Stevens & Clark, Inc.

(1)  Unless otherwise stated,  all Executive  Officers have been associated with Scudder for more than five years, although not necessarily in the same capacity.

(2)  The  President,  Treasurer  and  Secretary  each hold office until his or her  successor has been duly elected and qualified, and all other officers hold office at the pleasure of the Directors.

Transactions with and Remuneration of Officers and Directors


     The aggregate direct remuneration of the Non-Interested Directors including expenses was $40,174 for Scudder Emerging Markets Income Fund for the period December 31, 1993 (commencement of operations) to October 31, 1994. The aggregate direct remuneration of the Non-Interested Directors including expenses was $42,934 for Scudder Global Small Company Fund and $42,932 for Scudder Short Term Global Income Fund for the fiscal year ended October 31, 1994. The aggregate direct remuneration of the Non-Interested Directors including expenses was $45,725 for Scudder Global Fund and $44,525 for Scudder International Bond Fund for the fiscal year ended June 30, 1995. Each such Non-Interested Director currently receives an annual Director's fee of $4,000 and a fee of $400 for each Directors' meeting, Audit Committee meeting or meeting held for the purpose of considering contractual arrangements between the Funds of the Corporation and

Scudder and $150 for each other committee meeting attended. Scudder supervises the Funds' investments and pays the compensation and expenses of the personnel of Scudder who serve as Directors and Officers of the Corporation, and receives an investment advisory fee. Several of the Corporation's Officers and Directors are also officers or employees of Scudder, Scudder Fund Accounting Corporation, Scudder Service Corporation or Scudder Trust Company and they may therefore be deemed to participate in the fees paid to those firms, although the Corporation makes no direct payments to them.

The following Compensation Table, provides in tabular form, the following data:

Column (1) All Directors who receive compensation from the Corporation.
Column (2) Aggregate compensation received by a Director from the Corporation. Columns (3) and (4) Pension or retirement benefits accrued or proposed to be paid by the Fund Complex. The Corporation does not pay such benefits to its Directors.
Column (5) Total compensation received by a Director from the Corporation plus compensation received from all funds managed by Scudder for which a Director serves. The total number of funds from which a Director receives such compensation is also provided. Generally, compensation received by a Director for serving on the Board of a closed-end fund is greater than the compensation received by a Director for serving on the Board of an open-end fund.

                                             Compensation Table

                                    for the year ended December 31, 1994
 ---------------------------------------------------------------------------------------------------------
                (1)                      (2)               (3)              (4)              (5)
                                      Aggregate         Pension or                    Total Compensation
                                     Compensation       Retirement       Estimated         From the
                                         from        Benefits Accrued     Annual       Corporation and
          Name of Person,           Scudder Global   As Part of Fund   Benefits Upon  Fund Complex Paid
             Position                Fund, Inc.*     Complex Expenses   Retirement       to Directors
 ---------------------------------------------------------------------------------------------------------
 Paul Bancroft III,                    $45,663             N/A              N/A            $120,238
 Director                                                                                (14 funds**)
 Thomas J. Devine,                     $45,663             N/A              N/A            $115,656
 Director                                                                                (16 funds**)
 William H. Gleysteen, Jr.,            $45,313           $3,804+          $3,000+          $110,213
 Director                                                                                 (12 funds)
 William H. Luers,                     $45,313             N/A              N/A            $83,713
 Director                                                                                 (10 funds)
 Robert G. Stone, Jr.,                 $45,663           $6,289+          $6,000+          $134,438
 Director                                                                                 (15 funds)
 Robert W. Lear,                         N/A               N/A              N/A            $62,875
 Honorary Director                                                                        (10 funds)

*    Scudder Global Fund, Inc. consists of five funds: Scudder Emerging Markets Income Fund, Scudder Global
     Fund, Scudder Global Small Company Fund, Scudder International Bond Fund and Scudder Short Term Global
     Income Fund.

**   As noted above, the information is computed as of December 31, 1994, and does not reflect  trusteeship on Scudder Small Company Value Fund, which commenced operations on October 6, 1995.

+    Retirement  benefits  accrued and proposed to be paid as  additional  compensation  for serving on the
     Board of The Japan Fund, Inc.

Required Vote

     Election of each of the listed nominees for Director requires the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy. The Board of Directors recommends that shareholders vote in favor of each of the nominees.

  (2) RATIFICATION OR REJECTION OF THE SELECTION OF COOPERS & LYBRAND L.L.P. AS
                             INDEPENDENT ACCOUNTANTS

     At a meeting held on September 6, 1995, all members of the Board of Directors, including a majority of the Non-Interested Directors, selected Coopers & Lybrand L.L.P. as independent accountants for the fiscal year ending October 31, 1996 for Scudder Emerging Markets Income Fund, Scudder Global Small Company Fund and Scudder Short Term Global Income Fund to examine the Funds' books and accounts and to certify the Funds' financial statements. At a meeting held on May 31, 1995, all members of the Board of Directors, including a majority of the Non-Interested Directors, selected Coopers & Lybrand L.L.P. as independent accountants for the fiscal year ending June 30, 1996 for Scudder Global Fund and Scudder International Bond Fund to examine the Funds' books and accounts and to certify the Funds' financial statements. Coopers & Lybrand L.L.P. are independent accountants and have advised the Corporation that they have no direct financial interest or material indirect financial interest in the Corporation. One or more representatives of Coopers & Lybrand L.L.P. are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by shareholders or management.

     Financial statements for the fiscal year ended October 31, 1994 for Scudder Emerging Markets Income Fund, Scudder Global Small Company Fund and Scudder Short Term Global Income Fund were audited by Coopers & Lybrand L.L.P. Financial statements for the fiscal year ended June 30, 1995 for Scudder Global Fund and Scudder International Bond Fund were audited by Coopers & Lybrand L.L.P. In connection with its audit services, Coopers & Lybrand L.L.P. reviews the financial statements included in the Funds' semiannual and annual reports and their filings with the Securities and Exchange Commission.

Required Vote

     Ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. The Board of Directors recommends that shareholders ratify the selection of Coopers & Lybrand L.L.P. as independent accountants.

   (3) APPROVAL OR DISAPPROVAL OF CHANGE TO THE NAME, INVESTMENT OBJECTIVE AND CERTAIN INVESTMENT POLICIES OF SCUDDER SHORT TERM GLOBAL INCOME FUND

     At a Special Meeting held on October 11, 1995, the Board of Directors of the Corporation considered and approved changes to the name, investment objective and certain investment policies of Scudder Short Term Global Income Fund.

                                       BACKGROUND

     Scudder Short Term Global Income Fund commenced operations on March 1, 1991, during an investment climate which was highly favorable to limited maturity foreign bond and money market investments. In many parts of the world during this period, limited maturity foreign fixed income investments provided double-digit or near double-digit yields, which were well above U.S. short-term bond and money market rates. At the same time, these instruments generally provided a relatively high level of principal stability.

     Since 1991, however, the investment environment for this type of mutual fund has changed considerably. The breakdown of the European Exchange Rate Mechanism (ERM) in 1992, followed by upheaval in the global and emerging bond markets in 1994, has limited the performance of the Fund as well as other funds within the short-term world income category. These events have contributed to a contraction of net assets in the short-term world income category of mutual funds from a peak of approximately $20 billion in total net assets in 1991 to approximately $4.5 billion in June 1995, according to Lipper Analytical Services, a mutual fund research firm.

     The Fund has contracted along with its Lipper category. The steep decline in the Fund's total net assets, from a peak of $1.1 billion in 1992 to $365 million as of September 30, 1995, has raised the Fund's gross expense ratio (which could result in shareholders bearing higher expenses at some point) and has made it more difficult to manage the Fund's portfolio. While the Fund's investment adviser, Scudder, Stevens and Clark, Inc. (the "Adviser"), has been able, in many periods, to provide investors with a higher level of current income than less-risky domestic money market and short-term bond investments, with relatively limited price volatility, the Adviser believes it will be increasingly difficult to meet these dual challenges on a continuing basis in the future.


     Many opportunities exist in both the U.S. and foreign bond markets across all maturity ranges. Changing the objective and policies of the Fund would give the Fund the opportunity to participate in and take advantage of a wider range of bond investments, both abroad and in the U.S. In light of the changes in the global bond markets, the Board of Directors and the Fund's Adviser agree that the proposed changes offer greater total return potential for the long-term Fund investor who can accept a higher level of risk, including both currency and interest rate risk. Total return is measured by the change in value (i.e., income plus change in net asset value) of an investment in the Fund for a specified period.


Current Investment Practices

     Investment Objective. Scudder Short Term Global Income Fund seeks high current income by investing primarily in high-grade money market instruments and short-term bonds denominated in foreign currencies and the U.S. dollar.


Investment Policies


* The Fund invests primarily in individual debt obligations which have an effective maturity or an expected average life not exceeding three years. Within this limitation, the Fund may invest in individual securities with remaining stated maturities of more than three years.

* The Fund invests at least 65% of its investments in securities rated within the three highest rating categories of Standard and Poor's ("S&P") (AAA, AA, or A) or Moody's Investor's Services, Inc. ("Moody's") (Aaa, Aa, or A) or, if not rated, considered by the Adviser to be of equivalent quality in local currency terms.

*    The  Fund   invests  a  minimum  of  25%  of  its  total   assets  in  U.S.
     dollar-denominated securities, issued domestically or abroad.

* The Fund may invest up to 10% of its net assets in debt securities rated below investment grade (i.e., lower than BBB by S&P or below Baa by Moody's), or unrated securities of equivalent quality as determined by Adviser.

*    The Fund will not invest in any securities rated B or lower.

                                    PROPOSAL

     The Board of Directors of the Corporation recommends approval of a change to the investment objective and certain investment policies of the Fund. To reflect the proposed changes, Scudder Short Term Global Income Fund will be renamed Scudder Global Bond Fund.

Proposed  Investment  Practices

Investment Objectives. Scudder Global Bond Fund will seek total return, with an emphasis on current income. Capital appreciation will be a secondary objective of the Fund.


Investment  Policies

* The Fund will seek to achieve its objectives by investing principally in high-grade intermediate and long-term bonds denominated in foreign currencies and the U.S. dollar. (Intermediate-term bonds generally have maturities between 3 and 8 years, and long-term bonds generally have maturities of greater than 8 years.)


* The Fund will invest in debt securities of issuers from a minimum of three countries.


* In line with its current policy, the Fund will invest at least 65% of its total assets in securities rated within the three highest rating categories of S&P or Moody's or, if not rated, considered by the Adviser to be of equivalent quality in local currency terms.


* The Fund may invest up to 15% of its net assets in debt securities rated below investment grade, or unrated securities of equivalent quality as determined by the Adviser.

*    The Fund will not invest in any securities rated B or lower.

Special Risk Considerations


     A change in the investment objective and policies of Scudder Short Term Global Income Fund requires shareholders to reevaluate whether Scudder Global Bond Fund will be an appropriate investment in light of their current financial position and long-term needs. Scudder Global Bond Fund is appropriate for long-term investors who can accept the various risks associated with investing in global bonds. The Adviser will attempt to manage exchange rate, interest rate and credit risks through active portfolio management. The Adviser's techniques will include management of currency, bond market and maturity exposure and security selection which will vary based on available yields and the Adviser's outlook for the interest rate cycle in various countries and changes in foreign currency exchange rates. There is no guarantee, however, that the Adviser will be successful in managing the risks associated with this type of fund. In addition to exchange rate and interest rate risk, Scudder Global Bond Fund will be able to invest a slightly greater proportion of its net assets in below investment grade securities. Securities rated below investment grade are commonly referred to as "junk bonds."


     In the markets in which Scudder Global Bond Fund may invest, longer maturity bonds tend to fluctuate more in price than shorter-term instruments as interest rates change--again providing both opportunity and risk. Because of Scudder Global Bond Fund's long-term investment perspective, investors should not rely on an investment in Scudder Global Bond Fund for their short-term cash needs and should not view Scudder Global Bond Fund as a vehicle for playing short-term swings in the global bond and foreign exchange markets.

     The Fund's Directors and Adviser believe that these changes are in the best long-term interests of the shareholders. However, the Directors and the Adviser acknowledge that Scudder Global Bond Fund may not be appropriate for all who were shareholders in Scudder Short Term Global Income Fund. Shareholders who are unsure whether they would feel comfortable with the added risk of Scudder Global Bond Fund are encouraged to call Scudder Investor Relations at 800-225-2470 to discuss other, more conservative investment options within the Scudder Family of Funds.


     If approved, it is anticipated that these changes will become effective on or about December 29, 1995.


Investment Management Fee

     If the proposal is approved, the Fund will continue to be managed pursuant to its existing Investment Management Agreement, dated September 7, 1993. Under this Agreement, the Adviser receives monthly an investment advisory fee for its services equal to 0.75% for the first $1 billion of the average daily net assets of the Fund and 0.70% of the average daily net assets of the Fund exceeding $1 billion on an annual basis. The Adviser will continue to maintain the total annualized expenses of the Fund at not more than 1.00% of average daily net assets until February 29, 1996.

Required Vote

     Approval of the change to the name, investment objective and policies of Scudder Short Term Global Income Fund requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. If Proposal 3 is not approved by shareholders, the Fund's present investment policies will remain in effect for the time being pending consideration by the Directors of such further action as they may deem to be in the best interest of the shareholders. The Board of Directors recommends approval of the change to the name, investment objective and policies of Scudder Short Term Global Income Fund.

                             ADDITIONAL INFORMATION

Investment Adviser


     Scudder is one of the most experienced investment counsel firms in the United States. It was established in 1919 as a partnership and was restructured as a Delaware corporation in 1985. The principal source of Scudder's income is professional fees received from providing continuing investment advice. Scudder's wholly-owned subsidiary, Scudder Investor Services, Inc., Two International Place, Boston, MA 02110, acts as the principal underwriter for shares of registered open-end investment companies. Scudder provides investment counsel for many individuals and institutions, including insurance companies, endowments, industrial corporations and financial and banking organizations.


     Scudder is a Delaware corporation. Daniel Pierce* is the Chairman of the Board of Scudder. Edmond D. Villani# is the President of Scudder. Stephen R. Beckwith#, Lynn S. Birdsong#, Nicholas Bratt#, Linda C. Coughlin#, Margaret D. Hadzima*, Jerard K. Hartman#, Richard A. Holt@, Dudley H. Ladd*, Douglas M. Loudon#, John T. Packard+++, Juris Padegs# and Cornelia M. Small# are the other members of the Board of Directors of Scudder. The principal occupation of each of the above named individuals is serving as a Managing Director of Scudder.

     All of the outstanding voting and nonvoting securities of Scudder are held of record by Stephen R. Beckwith, Juris Padegs, Daniel Pierce and Edmond D. Villani in their capacity as the representatives (the "Representatives") of the beneficial owners of such securities, pursuant to a Security Holders' Agreement among Scudder, the beneficial owners of securities of Scudder and the Representatives. Pursuant to the Security Holders' Agreement, the Representatives have the right to reallocate shares among the beneficial owners from time to time. Such reallocation will be at net book value in cash transactions. All Managing Directors of Scudder own voting and nonvoting stock; all Principals own nonvoting stock.

Other Matters

     The Board of Directors does not know of any matters to be brought before the Meeting other than those mentioned in this Proxy Statement. The appointed proxies will vote on any other business that comes before the Meeting or any adjournments thereof in accordance with their best judgment.

     Please complete and sign the enclosed proxy card and return it in the envelope provided so that the Meeting may be held and action may be taken, with the greatest possible number of shares participating, on the matters described in this Proxy Statement. This will not preclude your voting in person if you attend the Meeting.

---------------------------


*    Two International Place, Boston, Massachusetts
#    345 Park Avenue, New York, New York
+++  101 California Street, San Francisco, California
@    Two Prudential Plaza, 180 North Stetson, Suite 5400, Chicago, Illinois

Miscellaneous

     Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by Officers of the Funds, personnel of Scudder or an agent of the Funds for compensation. The expenses connected with the solicitation of proxies and with any further proxies which may be solicited will be borne by the Funds. The Funds will reimburse banks, brokers and other persons holding the Funds' shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

     In the event that sufficient votes in favor of the proposals set forth in the Notice of Special Meeting are not received by December 6, 1995, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as appointed proxies on the enclosed proxy card will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Funds.

Shareholder Proposals

     Shareholders wishing to submit proposals for inclusion in a proxy statement for any subsequent shareholders' meeting should send their written proposals to Thomas F. McDonough, Secretary of the Corporation, c/o Scudder, Stevens & Clark, Inc., at 345 Park Avenue, New York, New York 10154 within a reasonable time before the solicitation of proxies for such shareholders' meeting. The timely submission of a proposal does not guarantee its inclusion.

345 Park Avenue                             By Order of the Board of Directors,
New York, New York 10154                    THOMAS F. MCDONOUGH
October 24, 1995                            Secretary

PROXY                                                  SCUDDER GLOBAL FUND, INC.                                               PROXY

                                     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                          Special Meeting of Shareholders--December 6, 1995

   The  undersigned  hereby  appoints Paul Bancroft III,  Daniel Pierce and Edmond D. Villani and each of them,  the proxies for the undersigned,  with the power of substitution to each of them, to vote all shares of Scudder Global Fund, Inc.  consisting of Scudder
Emerging Markets Income Fund, Scudder Global Fund,  Scudder Global Small Company Fund,  Scudder  International Bond Fund and Scudder
Short Term Global Income Fund,  which the  undersigned is entitled to vote at the Special  Meeting of Shareholders of Scudder Global
Fund, Inc., to be held at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New
York 10154, on December 6, 1995 at 9:45 a.m., eastern time, and at any adjournments thereof.

Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR each item listed below.

1.   The election of Directors;

          FOR all nominees listed below                               WITHHOLD AUTHORITY
          (except as marked to the contrary below)   /_/              to vote for all nominees listed below   /_/

          Nominees:  Edmond D. Villani,  Nicholas  Bratt,  Daniel Pierce,  Paul Bancroft III,  Sheryle J. Bolton,  Thomas J. Devine,
          William H. Gleysteen, Jr. and William H. Luers.

          (INSTRUCTION:  To withhold authority to vote for any individual  nominee,  write that nominee's name on the space provided below.)


------------------------------------------------------------------------------------------------------------------------------------


2.   Ratification of the selection of Coopers & Lybrand L.L.P. as                  FOR  /_/       AGAINST  /_/        ABSTAIN  /_/
     independent accountants;

3.   Scudder Short Term Global Income Fund Shareholders only:
     Approval of the change to the name, investment objective and                  FOR  /_/       AGAINST  /_/        ABSTAIN  /_/
     certain investment policies of Scudder Short Term Global Income Fund.

The proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.


                                                                      Please sign exactly as your name or names appear
                                                                      When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                                                      __________________________________________________________
                                                                                       (Signature of Shareholder)

                                                                      __________________________________________________________
                                                                                   (Signature of joint owner, if any)

                                                                      Date _______________________________________________, 1995

                                             PLEASE SIGN AND RETURN IN ENCLOSED ENVELOPE
                                                       NO POSTAGE IS REQUIRED

------------------------------------------------------------------------------------------------------------------------------------